CUSIP No. 054923107                 SCHEDULE 13D                   Page 18 of 21



                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the common shares, no par value, of Axcan Pharma Inc., dated as of February __, 2004, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date: February 17, 2004

                                      PERSEUS-SOROS BIOPHARMACEUTICAL FUND, L.P.


                                      By:        Perseus-Soros Partners, LLC
                                                 General Partner

                                      By:        SFM Participation, L.P.
                                                 Managing Member

                                      By:        SFM AH LLC
                                                 General Partner

                                      By:        Soros Fund Management LLC
                                                 Managing Member


                                      By:  /s/  Jodye M. Anzalotta
                                           ------------------------------------
                                           Name:   Jodye M. Anzalotta
                                           Title:  Assistant General Counsel



                                      PERSEUS-SOROS PARTNERS, LLC

                                      By:        SFM Participation, L.P.
                                                 Managing Member

                                      By:        SFM AH LLC
                                                 General Partner

                                      By:        Soros Fund Management LLC
                                                 Managing Member


                                      By:  /s/  Jodye M. Anzalotta
                                           ------------------------------------
                                           Name:   Jodye M. Anzalotta
                                           Title:  Assistant General Counsel

CUSIP No. 054923107                 SCHEDULE 13D                   Page 19 of 21


                                      PERSEUS BIOTECH FUND PARTNERS, LLC

                                      By:        Perseuspur EC, L.L.C.
                                                 Managing Member

                                      By:        Perseuspur, LLC
                                                 Member


                                      By:        /s/ Rodd Macklin
                                                 -------------------------------
                                                 Name:  Rodd Macklin
                                                 Title: Secretary and Treasurer



                                      SFM PARTICIPATION, L.P.

                                      By:        SFM AH LLC
                                                 General Partner

                                      By:        Soros Fund Management LLC
                                                 Managing Member


                                      By:  /s/  Jodye M. Anzalotta
                                           ------------------------------------
                                           Name:   Jodye M. Anzalotta
                                           Title:  Assistant General Counsel



                                      SFM AH LLC

                                      By:        Soros Fund Management LLC
                                                 Managing Member


                                      By:  /s/  Jodye M. Anzalotta
                                           ------------------------------------
                                           Name:   Jodye M. Anzalotta
                                           Title:  Assistant General Counsel



                                      PERSEUS EC, L.L.C.

                                      By:        Perseuspur, LLC
                                                 Member


                                      By:        /s/ Rodd Macklin
                                                 -------------------------------
                                                 Name:  Rodd Macklin
                                                 Title: Secretary and Treasurer



                                      PERSEUSPUR, LLC

                                      By:        /s/ Rodd Macklin
                                                 -------------------------------
                                                 Name:  Rodd Macklin
                                                 Title: Secretary and Treasurer

CUSIP No. 054923107                 SCHEDULE 13D                   Page 20 of 21


                                      MR. FRANK H. PEARL


                                      By:        /s/ Rodd Macklin
                                                 -------------------------------
                                                 Name:  Rodd Macklin
                                                 Title: Attorney-in-Fact (1)



                                      MR. GEORGE SOROS

                                      By:  /s/  Jodye M. Anzalotta
                                           ------------------------------------
                                           Name:   Jodye M. Anzalotta
                                           Title:  Attorney-in-Fact (2)



                                      SOROS FUND MANAGEMENT LLC

                                      By:  /s/  Jodye M. Anzalotta
                                           ------------------------------------
                                           Name:   Jodye M. Anzalotta
                                           Title:  Assistant General Counsel



(1) A Power of Attorney, dated April 9, 2003, appointing Rodd Macklin to act on behalf of Frank Pearl has been filed with the Securities and Exchange Commission.

(2)      A Power of Attorney, dated October 30, 2002, appoints each of Armanda
         T. Belly, Jodye Anzalotta, John F. Brown, Maryann Canfield, Richard D. Holahan, Jr. and Robert Soros to act on behalf of George Soros has been filed with the Securities and Exchange Commission.